January 28, 1997




VIA FACSIMILE:
(212) 554-4490

Lindsay A. Rosenwald, M.D.
Paramount Capital Asset Management, Inc.
787 Seventh Avenue
New York, NY 10019

Dear Lindsay:

                  This letter confirms the agreement between Genta Incorporated (the "Company") and the Aries Domestic Fund, L.P. and The Aries Trust (collectively, the "Purchasers") as follows:

                  WHEREAS, as of the date hereof, the Company and the Purchasers entered into, executed and delivered various agreements (the "Purchase Documents") pursuant to which the Purchasers, subject to a Closing (as defined in the Note and Warrant Purchase Agreement), will make an investment (the "Transaction") in the Company of $3,000,000 in the form of Senior Secured Convertible Bridge Notes;

                  WHEREAS, the Purchase Documents are comprised of the following, (i) Note and Warrant Purchase Agreement, (ii) Senior Secured Convertible Bridge Note, (iii) Class A Bridge Warrant, (iv) Class B Bridge Warrant, (v) Security Agreement, (vi) Letter of Intent, (vii) Certificate of Designations for Series D Preferred Stock and (viii) Security Agreement;

                  WHEREAS, the Purchase Documents have been executed but the Purchasers have yet to be provided with the final executed opinion of Pillsbury Madison & Sutro LLP (the "Pillsbury Madison Opinion") or the final version of the schedules (the "Schedules") to the Purchase Documents;

                  WHEREAS, the Company has determined that in light of its financial situation, it requires funding immediately;

In light of the foregoing the Company and Purchasers agree as follows:

                  (1) The parties acknowledge that all the Purchase Documents have been signed and that Purchasers have yet to receive the final executed Pillsbury Madison Opinion and the Schedules, which such documents shall be satisfactory in


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Lindsay A. Rosenwald, M.D.
January 28, 1997
Page 2



                  form and substance to Purchasers in their sole discretion.

                  (2) Purchasers agree to advance to the Company under and subject to the terms of the Purchase Documents, two hundred and fifty thousand dollars ($250,000) to provide the Company with immediate operating capital to be expended in accordance with the attached schedule.

                  (3) The Company agrees that if it does not deliver the Schedules and the Pillsbury Madison Opinion, in form and substance satisfactory to Purchasers in their sole discretion, by February 7, it will immediately refund $250,000 (or if less than $250,000 remains from the initial $250,000, such lesser amount as remains) to the Purchasers and the Purchasers shall have an unconditional right to rescind their purchase of the $250,000 worth of Senior Secured Convertible Bridge Notes.

                  (4) Purchasers agree that upon receipt of the Schedules and Pillsbury Madison Opinion, subject to the satisfaction of all of the conditions to Purchasers' closing contained in the Purchase Documents (which satisfaction Purchasers shall determine in their sole discretion), and upon the occurrence of a Closing, they will provide to the Company the remaining $2,750,000 of debt financing in exchange for the securities of the Company all as provided for and set forth in, and subject to the terms of, the Purchase Documents.

                  (5) The Company agrees that it may not terminate any of the Purchase Documents and is obligated to proceed with the Transaction as set forth in the Purchase Documents unless Purchasers terminate such agreements or indicate in writing to the Company that they have determined not to close the Transaction.

Lindsay A. Rosenwald, M.D.
January 28, 1997
Page 3



If the foregoing conforms to your understanding, please sign, date and return to us the enclosed copy of this letter.

                                       Very truly yours,

                                       GENTA INCORPORATED.

                                       By: /s/Thomas Adams
                                           ---------------
                                           Thomas Adams
                                           President and Chief Executive Officer

The foregoing is in conformity with our understanding:

ARIES DOMESTIC FUND, L.P.

By: /s/Lindsay A. Rosenwald
    ---------------------------
    Lindsay A. Rosenwald, M.D.
    President, Paramount Capital Asset Management, Inc.
    General Partner of Aries Domestic Fund, L.P.

THE ARIES TRUST

By: /s/Lindsay A. Rosenwald
    ---------------------------
    Lindsay A. Rosenwald, M.D.
    President, Paramount Capital Asset Management, Inc
    Investment Adviser to the Aries Trust

Lindsay A. Rosenwald, M.D.
January 28, 1997
Page 4



                                               Expenditure Schedule
                                               --------------------


Payroll                                              $114,000*
Pillsbury Madison                                    $ 72,000
D&O Insurance                                        $ 39,000
Medical, Dental, Disability                          $ 25,000
                                                     --------

Total                                                $250,000
                                                     --------




*Amounts attributable to 401(k) to be discussed with Paramount
Capital Asset Management